UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

GoodHaven Funds Trust
(Exact name of registrant as specified in charter)

374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041
(Name and address of agent for service)

305-677-7650
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2021

Item 1. Report to Stockholders.

(a)

Annual Report
November 30, 2021

GoodHaven Fund
Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Portfolio Management Discussion and Analysis	12
Sector Allocation	17
Historical Performance	18
Schedule of Investments	19
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	36
Expense Example	37
Approval of Investment Advisory Agreement	39
Statement Regarding Liquidity Risk Management Program	42
Trustees and Executive Officers	43
Additional Information	45
Privacy Notice	47

GoodHaven Fund

PERFORMANCE as of November 30, 2021

						Since
		Calendar	2 Years	5 Years	10 Years	Incept. [1]
	1 Year	year	Annualized	Annualized	Annualized	Annualized
	Ended	ended	as of	as of	as of	as of
	11/30/21	12/31/21	11/30/21	11/30/21	11/30/21	11/30/21
The GoodHaven Fund	34.39%	35.97%	20.43%	9.01%	6.86%	6.68%
S&P 500 Index [2]	27.92%	28.68%	22.58%	17.88%	16.16%	14.58%
Wilshire 5000
Total Market Index	24.04%	22.82%	21.00%	15.32%	13.60%	11.94%
HFRI Fundamental
Growth Index [3]	16.30%	11.95%	17.11%	10.20%	6.83%	5.02%
HFRI Fundamental
Value Index [3]	19.59%	15.11%	15.05%	9.42%	8.25%	6.75%
CS Hedge Fund Index [3]	10.21%	8.23%	7.11%	5.27%	4.68%	3.94%

[1]	The Fund commenced operations on April 8, 2011.
[2]	With dividends reinvested.
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 03/31/11 and an end date of 11/30/21. Source: Bloomberg Terminal.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.11% as of the most recent Prospectus dated March 30, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

January 4, 2022

“Is Inflation Dead?” – Bloomberg Business Week Cover Story April 18, 2019

“Around here, I would say that if our predictions have been a little better than other people’s, it’s because we’ve tried to make fewer of them.” – Charlie Munger, Berkshire Hathaway Annual Meeting 1998

We generated very strong relative and absolute returns in fiscal 2021 as you can see above. In fact, 2021 was the highest return year since we launched the Fund, and by a wide margin. We did so with a portfolio that remains undervalued, was partially hedged during the period, trades at a lower multiple, and has a higher growth rate than the index (more later on these statistics). As of 12/31/21 Morningstar ranks us in the top 6% of our (tax adjusted) category for 2021 and our 3 year ranking has revived to the top 21% of our (tax adjusted) category. While these are strong numbers, we think they understate the improvement in our investment process at GoodHaven 2.0.

GoodHaven Fund

The broader market averages mask some of the pain felt by many investors in 2021 – summed up well by Gunjan Banerji at the Wall Street Journal:1

“Shares of the ARK Innovation exchange traded fund, special purpose acquisition company (SPACs) and several meme stocks have tumbled from their highs earlier in the year. More than 300 unprofitable companies fell more than 50% from recent peaks and many stocks haven’t participated in the broader market’s ascent in recent months. Many companies that made their public debuts this year are now trading below initial public offering (IPO) prices.”2

Consistent with expectations articulated over the last two years our portfolio is more concentrated and holds less cash than in the past. Strong performance from top holdings, a reluctance to prematurely part with growing and unique winners, and the successful sourcing of new ideas are behind this evolution. We remind everyone that portfolio volatility (which does not necessarily mean portfolio risk) comes with this territory and is to be expected from time to time.

TABLE OF TOP 5 GAINERS & DETRACTORS ($’s) FOR THE FISCAL YEAR

Contributors (11/30/20 – 11/30/21)	Detractors (11/30/20 – 11/30/21)
Alphabet Inc. – Class C	Alibaba Group Holding Ltd.
Jefferies Financial Group Inc.	Barrick Gold Corp.
Builders FirstSource Inc.	Federal Natl Mtg Assn Pfd 5.10% E
WPX/Devon Energy Corp.	Miscellaneous Security
Berkshire Hathaway Inc. – Class B	Guild Holdings Co. – Class A

“We have submitted evidence showing that the most common search query on (Microsoft’s) Bing is by far Google” Alfonson Lamadrid – Alphabet Lawyer at the EU General Court in Luxembourg.

Alphabet is now our biggest holding (due to share price appreciation) and was our biggest gainer during the fiscal year. Alphabet’s recent results – even considering the COVID weakened 2020 comparable period, were very strong. Revenues for Q3 2021 were up 39% year-over-year (YOY) (f/x neutral), search revenues were up 44% YOY, YouTube alone did over $7 billion of revenue in the quarter up 24% YOY.  According to Nielsen’s November 2021 US TV and Streaming report, YouTube (including YouTube TV) made up only 6% of total industry share or 1/5 of total streaming, slightly lower than Netflix’s share or roughly equivalent to Hulu, Amazon Prime Video, and Disney+ combined.  At the same time our analysis is realistic about potential headwinds in Google’s app-store business and increased regulatory battles. While the stock price rose dramatically last year it’s forward P/E is similar to what it was a year ago – about 23x (ex-cash) – similar to the overall S&P 500’s and quite reasonable for this one-of-a-kind company given its long runway for profitable growth.

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[1]	WSJ 12/31/21 “Stocks Score Big In a Year Marked By Wild Swings”.
[2]	The Fund realized a profit on a position in ARK Innovation puts during the period.

GoodHaven Fund

In our 2020 Annual Report we said the below – which we paraphrase:

“Finding an occasional undervalued great company that can compound for a long-time is hard enough. However many investors fumble when it comes to holding on and achieving the long-term return that the business itself delivers. Look at any stock with a great multi-decade return and don’t forget how many recessions, macro issues, temporary business missteps, or urges to “re-allocate” to a slightly cheaper stock along the way, have now long been forgotten, but caused many to sell prematurely. Of course, extreme overvaluation can make anything a bad investment for a while. Further, business execution over time matters more than a slightly cheaper starting stock price. Capitalism is ruthless and business moats and advantages are harder to maintain today than ever before. Customer habits also change faster than ever, and COVID will leave some long-lasting consumer and industry impacts long after it’s gone. However, watering the flowers (not the weeds), watching the flowers closely, and being roughly right about the future will continue to be a good game plan.”

Our next two biggest dollar contributors for the fiscal year were Builders FirstSource and Jefferies Financial. We have written plenty lately about our renewed focus on owning good businesses, which generate high returns on capital and grow at an above average rate with manageable leverage. The icing on this cake is to find such companies before it’s obvious that they have become good businesses. Having such a “variant perception” of the company or industry often gives you the chance of a bargain (value) purchase price and a re-rating to a higher trading multiple if you are right about the company’s trajectory in quality.  We think both Builders and Jefferies are case studies of this approach (though they are still cyclical businesses). The below slides from Builders and Jefferies’ recent presentations paint the picture well.3  We shall strive to find a few more.

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[3]
Please see https://investors.bldr.com/static-files/7448650a-95c1-4063-9c5c-35635abc37a6 for the Builders First Source full presentation and https://s2.q4cdn.com/620781618/files/doc_presentations/2021/10/12/Jefferies-Financial-Group-2021-Investor-Meeting-Presentation.pdf for the Jefferies Financial Group full presentation.

GoodHaven Fund

Berkshire Hathaway is right behind Alphabet as our second biggest holding. In our summer of 2020 letter in discussing why we had just made Berkshire our then largest holding we said:

GoodHaven Fund

“Berkshire Hathaway is now our largest holding after we materially increased its size during the recent market downturn. I’ve always found many portfolio managers too emotional when evaluating Berkshire. Some engage in a form of worship without focusing on analysis, others love to celebrate any Berkshire shortcoming or flaw in an almost “gotcha” type of joy. Finally, others wonder if owning Berkshire or any holding company makes them look less creative or clever in the eyes of clients. I believe these are all flawed ways to think objectively when trying to make logical investment decisions. Berkshire is a large conglomerate – part insurance/reinsurance company, part investment portfolio, part non-insurance operating businesses and part a large pile of cash and very little debt. Let’s forget the historic notoriety and deserved great reputation of Berkshire’s Warren Buffett and partner Charlie Munger and focus objectively on the businesses and the math.”

Making Berkshire a large holding was a contrary decision not a consensus one. We are pleased with how Berkshire’s businesses and succession planning have progressed since we wrote the above. You might find it interesting that Mr. Buffett recently paid as much as $288/B share as part of their enlarged stock buyback program. We too think plenty of long-term upside remains at Berkshire. The company’s size and a world awash in money looking for competing acquisitions hinders Berkshire’s ability to do even better.

As the legendary Evelyn Y. Davis often said, “but there are lowlights as well as highlights.”4  Our biggest dollar decliner in the period was our new holding in the Chinese e-commerce giant Alibaba.

We’d need a lot more pages to list all the negative Alibaba/China headlines recently.5  Alibaba through its retailers Tmall and Taobao, is a multi-sided platform business with sustainable competitive advantages and scale, it has the largest e-commerce market share in China. The company has 60% of China’s e-commerce sales and approximately 18% of China retail sales. For comparison, Amazon has a 5% share of U.S. retail sales. The company’s asset light model is often misunderstood and underappreciated, Alibaba’s original business model was monetizing advertising for its clients through its B2B and C2C trading and shopping platforms. Its ability to scale to its current 800 million user base was made possible through many 3rd party partnerships. After the recent settlement and agreement with the domestic regulators in April 2021, we believe that Alibaba will continue to focus on many attractive growth areas such as lower tiered cities and innovative product offerings to compete with some of the vertically integrated competitors. While we remain positive over the long-term growth trajectory of Alibaba’s core businesses and the upside optionality of its other investments, we expected, and are mindful of the evolving competitive and regulatory landscape in China which also provided us with
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[4]	https://nationalpress.org/newsfeed/journalist-and-philanthropist-evelyn-y-davis-dies/
[5]	We are prepared to convert our USA listed BABA shares to their HK listing if the USA/China spat over Chinese securities traded here escalates.

GoodHaven Fund

an attractive entry price in the stock. We believe we paid approximately 16x our forward adjusted earnings estimates for Alibaba. Some years ago the legendary Hank Greenberg reminded me that you can’t look at China through a “western lens” when trying to understand how to invest or do business there. China is grappling with many of the same issues that many western countries are: 1) income inequality, 2) a handful of large tech companies that have become very dominant, 3) the high costs of things like housing, healthcare and education, 4) regulators that might be behind the curve on policing certain industries and China’s own idiosyncratic long-term goals. While China has embraced capitalism no one should be surprised that they have not embraced democracy.6  When they decide to change policies they just change them.7  We have some unique relationships that provide us with valuable insights into China. We like our risk reward in Alibaba and would not mind finding more investments in China – mindful of sizing our holding(s) for any existential risks. Finally, our goal is allocating capital well, not winning a debating tournament – things are always fluid and we may change our mind on any prior thesis.

Barrick Gold was our second biggest dollar decliner in the period. Barrick is a legacy holding rescued from disaster years ago by John Thornton and now sensibly run by the well-regarded mining industry CEO Mark Bristow. Like most commodity companies, a gold miner is really only a good business when the price of the commodity is strong.  This year we trimmed our equity position and added some long-term calls given our thoughts on portfolio structure.  At gold’s recent price levels, Barrick’s profitability, cash/special dividends, and financial valuation are attractive. While one of my least favorite topics to think about, opine on, or heaven forbid predict, is inflation and currencies, one would have to work hard to not notice the material increases in costs of all sorts in the labor markets, supply chains and many commodities. While we are frustrated with aspects of our legacy thesis here, we are comfortable with our upside vs. our downside while mindful of the businesses long-term imperfections and its material optionality. As it relates to the macro backdrop we always recall the old saying that “if it’s in the news maybe it’s in the price.”

While the overall performance of our newer holdings purchased at the peak of the spring 2020 downturn has been strong, KKR deserves special mention.

KKR continues to be a business with sustainable competitive advantages and we feel has a long runway for growth as investable asset flows continue to migrate towards alternative asset managers, in particular large-scale managers that deliver outperforming returns with little volatility.  Fee paying AUM was up 97% y-o-y to $349 billion as of 3Q21 with ~$130 billion raised in the last twelve months.
__________

[6]	…but they have also shown no signs of becoming a kleptocracy.
[7]	Sometimes radical regulatory change happens here too – in 2014, the Obama administration issued a gainful employment rule that resulted in the collapse of many for-profit colleges and universities.

GoodHaven Fund

Approximately $111 billion of AUM is currently dry powder and uncalled commitments across their fund strategies.  Book value per share of $28 per share has increased by 22% since the end of 2020, with the majority of book value as internal investments in their own funds, a key differentiator when compared to their peers.  Our average cost of our KKR of approximately $22.00/share compares well with its closing price of $74.50 as of 12/31/21. There are plenty of new growth opportunities for KKR to scale meaningful in the near to medium term, including real estate strategies, infrastructure, alternative credit, growth and core private equity.  KKR formally announced in October 2021 its succession plan for Joe Bae and Scott Nuttall to assume co-CEO roles effectively immediately; both leaders have had a long and successful track record of building out the firm’s platforms and strategies.

We could write many pages pointing out specific examples of speculation and conundrums – like very low interest rates – in the markets today, and devote much mental energy and time ranting about such things. Instead we choose to be mindful of these excesses, try and avoid them, consider their implications on markets overall and instead get up a little earlier and go to bed a little later in search for attractively priced opportunities for us all.

To reiterate, being a value-investor does not mean you need to have a draconian and negative view of the future. It means you must invest with a “margin of safety”, avoid speculation and that all decisions should be price dependent. While some find it clever to write about and make draconian and negative predictions – after all negative thesis’ are more attention grabbing than long-term positive ones and if you say it often enough you’ll occasionally be right – it’s not a great long-term approach if you are trying to compound wealth over time.8

I’ve spared you more “value vs. growth” discussions – the last letter discussed why those terms are more symbiotic versus distinct. I reiterate my still current thoughts from our 2020 Semi Annual letter in the next paragraph, which are still relevant despite value indexes performing better recently.

“There is no shortage of well documented industry statistics that you’ve previously read here and elsewhere, detailing the extreme discrepancies recently between the stock price performance of “value” and “growth” companies – as imperfect as those categories are. The data is obvious, well documented, and likely implies an inflection point in sector performance sooner rather than later. But I’m sure you’re a bit tired of reading about this topic, and I’m a bit tired of penning my name to its discussion – so for this letter, enough said on that topic. By the way, we are always striving for strong long-term performance, whether or not we get help from some mean-reversion in the above trends.”
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[8]	Morgan Housel articulates this point better than I in chapter 17 – “The Seduction of Pessimism” – of his thoughtful new book The Psychology of Money.

GoodHaven Fund

In a never-ending quest to always be improving, clarifying and better articulating our investment process and areas of focus we constructed the following illustration regarding our big picture thinking on portfolio structure:

Also, we recently compiled some statistics on our portfolio which, as mentioned in the opening of this letter, which we believe points to the attractiveness of our holdings.9

Our concentrated portfolio over the past 5 years has grown earnings per share at a faster pace than the market index but yet trades at a meaningful discount to the index.
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[9]	Superscript 1 and 2 in the chart refer to the following as of 9/30/2021:

1.
The 5 year growth rate calculation for the GoodHaven Fund is defined as the weighted average growth rate of the five years from 2017 to estimated 2021 earnings per share (“EPS”) based off of consensus estimates.  The 5 year average EPS growth rate of the S&P 500 are also calculated off of the weighted average growth rate of the constituents in the index.

2.
Forward Price to Earnings ratio is calculated off of the stock’s current price divided by the estimated earnings per share in the period.  The GoodHaven portfolio and S&P 500 index forward P/E is calculated using weighted average forward P/E ratios.

GoodHaven Fund

I renew my frequent reminder that in a stock market where so much trading is dominated by non-fundamental investors one must expect extreme volatility from time to time, sometimes warranted by economic changes sometimes not. Here is a fun recent Bloomberg story as a reminder:

By Sam Potter

(Bloomberg 9/20/21) – The Monday stock swoon risks triggering forced deleveraging by volatility-linked funds, according to analysis by Nomura Securities.  As China’s real-estate crisis intensifies and infects global markets, the S&P 500 slumped as much as 1.7% at the New York open to test a key 50-day threshold. That intraday move breaks a level strategist Charlie McElligott warns will force selling from rules-based investors who allocate depending on how much stock prices swing around. A drop of that scale would spur between $15 billion and $40 billion of divestments from this breed of systematic fund, he said on Monday – and more should the “volatility expansion” endure.

The emotions present (and needed) when allocating capital include; fear, greed, excitement, dread and more. Feeling them at the right moments versus the wrong moments is often the difference between good and bad decisions. At the end of the day rational and careful long-term optimistic thinking is critical.

We note that we have been able to generate the recent strong returns this past fiscal year without having to distribute any taxable capital gains dividends to owners. This won’t always be the case but we are pleased to have been able to accomplish this recently.

I thank all fellow shareholders for their continued confidence as GoodHaven 2.0 continues to unfold. I also thank our Fund Board of Trustees and our long-time partner and investor Markel for their support and wise counsel.

Stay healthy and safe.

Larry Pitkowsky

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease

GoodHaven Fund

in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

It is not possible to invest directly in an index. Must be preceded or accompanied by a prospectus.

Adjusted EBITDA is the company’s adjusted earnings outlook, free cash flow and full-year forecast for its effective tax rate on operations excluding the impact of certain income and expense items that management believes are not part of underlying operations. These items may include, but are not limited to, loss on early extinguishment of debt, restructuring charges, certain tax items, and charges associated with non-recurring professional and legal fees associated with acquisitions.

CAGR is the acronym for Compounded Annual Growth.

Sales is defined as revenue.

EV is the acronym for Equity Value.

Margin is defined as measure of a company’s profitability.

Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets.

The MSCI World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets (DM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

GoodHaven Fund

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

References to other mutual funds should not be interpreted as an offer of these securities. Please see the Schedule of Investments for a full list of fund holdings.

The GoodHaven Fund is distributed by Quasar Distributors, LLC

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The Net Asset Value (“NAV”) of the GoodHaven Fund was $34.89 at November 30, 2021, based on 3,066,752 shares outstanding. This compares to the Fund’s NAV of $32.44 at May 31, 2021 and NAV of $26.08 at November 30, 2020 and an NAV of $20.00 at inception on April 8, 2011.  Although the Fund did not pay a capital gains distribution in 2021, it did pay an income distribution of $0.04840 per share which reduced per share NAV on the ex-dividend date (December 10, 2021). Shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date. Please note that except where otherwise indicated, discussions in this MD&A relate to the period ended November 30, 2021.

In late November 2019, the Fund’s shareholders approved a new investment advisory agreement for the Fund in conjunction with a reorganization of the advisor which was subsequently completed. Details of this reorganization have been previously disclosed in a proxy filing dated October 25, 2019. As a result of the reorganization Larry Pitkowsky became the Fund’s sole portfolio manager, Chairman of the Board of Trustees, and the controlling owner of the advisor. Keith Trauner is now a minority partner of the advisor and no longer a portfolio manager of the Fund.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

During the recent annual period, the Fund exhibited strong absolute performance and materially outperformed the S&P 500. While value strategies in general have experienced better relative performance lately, the Fund has benefited in recent periods from an improved investment and security selection process, and strong business results from its investments. In addition, securities markets have in general materially rebounded from the difficult period around the downturn in the spring of 2020. We continue to note that the Fund’s portfolio looks very different than the S&P 500 in composition and concentration and has a number of non-correlated investments and a cash holding.

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse and note that the recent reorganization appears to have helped improve the investment process, decision making, and recent performance. The portfolio manager continues to be among the largest individual owners of Fund shares and continues to have significant personal assets at risk, aligning with the interests of shareholders.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

The portfolio manager believes that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months. Moreover, as we have noted, value investing has been out of favor for an extended period of years. Please note that the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies. There are other indexes whose performance may diverge materially from that of the S&P 500. Below is a table of the Fund’s top ten holdings and categories as of November 30, 2021:

Top 10 Holdings [1,3]	%	Top 10 Categories [2]	%
Alphabet Inc. – Class C	14.1	Interactive Media & Services	16.4
Berkshire Hathaway Inc. – Class B	13.0	Diversified Holding Companies	13.0
Jefferies Financial Group, Inc.	8.5	Cash & Equivalents	11.0
Builders FirstSource, Inc.	6.5	Capital Markets	8.5
Lennar Corporation – Class B	4.2	General Building Materials	6.5
Barrick Gold Corp.	3.8	Property/Casualty Insurance	6.4
STORE Capital Corp.	3.5	Investment Management	5.0
Alleghany Corp.	3.4	Home Builders	4.2
KKR & Co., Inc.	3.1	Banks-Diversified	4.1
The Progressive Group	3.0	Metals & Mining	3.8
Total	63.1	Total	78.9

[1]	Top ten holdings excludes cash, money market funds and Government and Agency Obligations.
[2]	Where applicable, includes money market funds and short-term Government and Agency Obligations.
[3]	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Fund continued to experience net outflows in 2021 although such outflows on a net basis have diminished in recent months and assets appear reasonably stable. Since the inception of the Fund, there have been periods where there were large new shareholder subscriptions and periods with significant net withdrawals. We believe this was primarily caused by shareholders who were attracted by the potential performance of a concentrated value fund but found it difficult to handle the volatility in results as well as certain structural industry issues impacting many active funds.

Material swings in shareholder subscriptions and redemptions have made management of the portfolio more difficult. During the most recent fiscal year, the portfolio manager was able to undertake actions to avoid creating taxable capital gains during 2021 without materially affecting portfolio values. Although the Fund has a net

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

gain on its overall portfolio, it retains a loss-carry forward that is available to offset a portion of the current unrealized profit in the Fund. The Fund’s investments are stated as of November 30, 2021, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the twelve-month period ending November 30, 2021 were:  Alphabet, which rose as top and bottom-line growth was strong, Jefferies Financial, as it continued to report strong earnings in its core banking and trading businesses and Builders FirstSource which continued to report strong top and bottom-line growth amidst a positive housing market backdrop.  Berkshire Hathaway rose amidst solid results from its diverse portfolio of subsidiaries and investments and a continued aggressive stock buyback program. WPX/Devon Energy increased as higher energy prices and disciplined capital allocation led to strong financial results.  The Fund’s investments having the most negative impact on the portfolio for the period ended November 30, 2021 were:  Alibaba, which fell amidst weaker financial results due to increased spending to combat a more competitive domestic business climate in China. In addition an environment of increased regulatory uncertainty continues in China as well as concerns about new and potentially negative aspects of the USA and China rules for public companies. Barrick Gold fell as investors appeared to favor other sectors despite Barrick reporting acceptable financial results.

The manager of the Fund does not believe that a decline in a security price necessarily means that the security is a less attractive investment. The opposite may be the case in that price declines may represent significant investment opportunities. In the historic six months ended May 31, 2020, the largest single factor affecting performance was a broad decline in financial markets in the February and March timeframe as the COVID-19 global pandemic led to unprecedented widespread weaker economic results in many sectors. The portfolio manager made a material number of new investments during this period of distressed markets. This was followed by a material rebound in financial markets during the subsequent year, leading to an increase in the portfolio for the last twelve months. The portfolio manager generally does not try to predict macroeconomic or market swings and prefers instead to try to be prepared to behave opportunistically to the environment.

The Fund’s turnover rate of 13%, a measure of how frequently assets within a fund are bought and sold by the manager, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management LLC, the Fund’s investment advisor. Turnover rates remain low and have been modestly influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund. Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

The portfolio manager believes that a liquidity position is an important part of portfolio management. Since inception, the Fund has continued to have liquidity available both in cash holdings as well as short-term fixed income investments. In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and has held some modest hedges from time to time. Over time, and as previously communicated, we expect the Fund’s level of cash to vary significantly and has lately been materially lower than in recent years and as shown on the most recent Schedule of Investments. In addition, and as previously communicated, the portfolio is now more concentrated in its holdings than in the past – consistent with its prospectus – which could increase volatility materially. Finally, the Fund periodically invests in special-situations which may entail a greater level of risk and potential for loss.

We continue to believe that having some cash cushion provides a strategic advantage. The Fund was able to make material opportunistic purchases during the recent downturn without selling undervalued securities due to cash on hand. Further, our liquidity has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear. However, it is possible that the Fund may have a significant cash or cash equivalent position for an extended period of time. At times when liquidity is high, the Fund may underperform a strongly rising stock market.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period. Certain large multi-national businesses in the portfolio may be exposed to non-U.S. rules and regulations as well as volatility in currency values.

The COVID-19 global pandemic, and a potential resurgence of it or of continued new variants of the virus, is still a material economic, market and portfolio risk and after a period of improving domestic health statistics, certain international health statistics are again now worsening providing a material amount of economic and market uncertainty and risk.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling (855) 654-6639. Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of November 30, 2021, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 122,095 shares of the Fund. It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

ASSET/SECTOR ALLOCATION at November 30, 2021 (Unaudited)

Asset/Sector	% of Net Assets

Interactive Media & Services	16.4%
Diversified Holding Companies	13.0%
U.S. Government Securities	9.4%
Capital Markets	8.5%
General Building Materials	6.5%
Property/Casualty Insurance	6.4%
Investment Management	5.0%
Home Builder	4.2%
Banks-Diversified	4.1%
Metals & Mining	3.8%
Real Estate	3.5%
Oil & Gas Exploration & Production	3.0%
Mortgage Banking	2.6%
Utilities	2.5%
Industrial Conglomerate	2.1%
Oil & Gas Equipment & Services	2.0%
Oil & Gas Infrastructure	1.7%
Cash & Equivalents [1]	1.6%
Internet & Direct Marketing Retail	1.4%
Machinery, Equipment, and Supplies Merchant Wholesalers	1.2%
Government Agency	0.9%
Miscellaneous Securities	0.2%
Total	100.0%

Equities are classified by sector. Debt is classified by asset type.

[1]	Represents cash and other assets in excess of liabilities.

GoodHaven Fund

HISTORICAL PERFORMANCE (Unaudited)

Value of $10,000 vs. S&P 500 Index

Average Annual Total Returns
Periods Ended November 30, 2021

					Annualized	Value of
	One	Three	Five	Ten	Since Inception	$10,000
	Year	Year	Year	Year	(4/8/2011)	(11/30/2021)
GoodHaven Fund	34.39%	15.36%	9.01%	6.86%	6.68%	$19,916
S&P 500 Index	27.92%	20.38%	17.90%	16.16%	14.58%	$42,581

This chart illustrates the performance of a hypothetical $10,000 investment made on April 8, 2011 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2021

Shares	COMMON STOCKS – 87.9%	Value
	Banks-Diversified – 4.1%
70,000	Bank of America Corp.	$3,112,900
8,000	JPMorgan Chase & Co.	1,270,640
		4,383,540

	Capital Markets – 8.5%
242,512	Jefferies Financial Group, Inc.	9,113,601

	Diversified Holding Companies – 13.0%
50,200	Berkshire Hathaway Inc. – Class B [1]	13,889,838

	General Building Materials – 6.5%
99,400	Builders FirstSource, Inc. [1]	6,902,336

	Home Builder – 4.2%
51,946	Lennar Corporation – Class B	4,455,928

	Industrial Conglomerate – 2.1%
25,000	EXOR NV	2,202,980

	Interactive Media & Services – 16.4%
5,310	Alphabet Inc. – Class C [1]	15,128,402
7,300	Meta Platforms, Inc. – Class A [1]	2,368,558
		17,496,960

	Internet & Direct Marketing Retail – 1.4%
12,000	Alibaba Group Holding Ltd. [1]	1,530,360

	Investment Management – 5.0%
36,555	Brookfield Asset Management, Inc. – Class A	2,053,294
252	Brookfield Asset Management
	Reinsurance Partners Ltd. [1]	14,450
45,000	KKR & Co, Inc.	3,350,250
		5,417,994

	Machinery, Equipment, and Supplies
	Merchant Wholesalers – 1.2%
32,805	Global Industrial Co.	1,314,168

	Metals & Mining – 3.8%
214,650	Barrick Gold Corp.	4,076,203

	Mortgage Banking – 2.6%
185,011	Guild Holdings Co. – Class A	2,734,463

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2021 (Continued)

Shares	COMMON STOCKS – 87.9% (Continued)	Value
	Oil & Gas Equipment & Services – 2.0%
96,600	TerraVest Industries, Inc.	$2,174,058

	Oil & Gas Exploration & Production – 3.0%
76,361	Devon Energy Corp.	3,211,744

	Oil & Gas Infrastructure – 1.7%
75,667	Hess Midstream LP – Class A	1,873,515

	Property/Casualty Insurance – 6.4%
5,550	Alleghany Corp. [1]	3,590,184
35,000	The Progressive Corp.	3,252,900
		6,843,084

	Real Estate – 3.5%
114,000	STORE Capital Corp. – REIT	3,755,160

	Utilities – 2.5%
227,400	PG&E Corp. [1]	2,701,512
	TOTAL COMMON STOCKS
	(Cost $43,796,353)	94,077,444

	PREFERRED STOCKS – 0.9%
	Government Agency – 0.9%
31,037	Federal National Mortgage Association,
	Series N 5.500% [1,2]	155,185
7,750	Federal National Mortgage Association,
	Series E, 5.100% [1,2]	38,750
69,980	Federal National Mortgage Association,
	Series R, 7.625% [1,2]	199,443
171,581	Federal National Mortgage Association,
	Series T, 8.250% [1,2]	586,807
		980,185
	TOTAL PREFERRED STOCKS
	(Cost $832,826)	980,185

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2021 (Continued)

Principal
Amount	U.S. GOVERNMENT SECURITIES – 9.4%	Value
	United States Treasury Bills – 9.4%
$6,500,000	0.027% due 12/16/2021 [4]	$6,499,824
3,500,000	0.040% due 3/10/2022 [4]	3,499,549
		9,999,373
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $9,999,543)	9,999,373

MISCELLANEOUS	Notional
SECURITIES – 0.2% [5,6]	Value
TOTAL MISCELLANEOUS
SECURITIES
(Cost $258,052)	$4,211,070	258,735
Total Investments
(Cost $54,886,774) – 98.4%		105,315,737
Cash and Other Assets in
Excess of Liabilities – 1.6%		1,669,115
TOTAL NET ASSETS – 100.0%		$106,984,852

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Perpetual maturity.
[3]	Variable rate dividend; rate shown is rate of last dividend.
[4]	Rate represents the annualized yield to maturity from the purchase price.
[5]	Represents unrestricted previously undisclosed exchange-traded purchased options which the Fund has held for less than one year.
[6]	Notional value related to derivatives only.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2021

ASSETS
Investments in securities, at value
(Cost $54,886,774) (Note 2)	$105,315,737
Cash	1,535,548
Receivables:
Dividends and interest	233,383
Total assets	107,084,668

LIABILITIES
Payables:
Management fees	81,668
Support services fees	18,148
Total liabilities	99,816

NET ASSETS	$106,984,852

COMPONENTS OF NET ASSETS
Paid-in capital	$60,691,346
Total distributable (accumulated) earnings (losses)	46,293,506
Net assets	$106,984,852
Net Asset Value (unlimited shares authorized):
Net assets	$106,984,852
Shares of beneficial interest issued and outstanding	3,066,752
Net assets value, offering and redemption price per share	$34.89

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Year Ended November 30, 2021

INVESTMENT INCOME
Dividend income
(net of $26,853 in foreign withholding taxes)	$1,213,798
Interest	3,647
Total investment income	1,217,445

EXPENSES
Management fees	874,820
Support services fees	194,404
Total expenses	1,069,224
Net investment income (loss)	148,221

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain (loss) on transactions
from investments, purchased options & foreign currency	1,549,804
Net change in unrealized appreciation/depreciation
on investments, purchased options & foreign currency	26,091,242
Net realized and unrealized gain (loss)	27,641,046
Net increase (decrease) in net assets
resulting from operations	$27,789,267

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2021	November 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$148,221	$363,172
Net realized gain (loss) on investments,
purchased options & foreign currency	1,549,804	(91,958)
Change in unrealized appreciation/
depreciation on investments,
purchased options & foreign currency	26,091,242	5,216,991
Net increase (decrease) in net
assets resulting from operations	27,789,267	5,488,205

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(382,219)	(1,225,618)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares [1]	(4,421,683)	(14,535,101)
Total increase (decrease) in net assets	22,985,365	(10,272,514)

NET ASSETS
Beginning of year	83,999,487	94,272,001
End of year	$106,984,852	$83,999,487

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2021		November 30, 2020
	Shares	Value	Shares	Value
Shares sold	56,671	$1,711,346	84,458	$1,714,482
Shares issued in
reinvestment
of distributions	12,319	323,750	43,372	1,067,832
Shares redeemed [2]	(223,342)	(6,456,779)	(758,483)	(17,317,415)
Net increase
(decrease)	(154,352)	$(4,421,683)	(630,653)	$(14,535,101)

[2]	Net of redemption fees of $578 and $511, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended November 30,
	2021	2020	2019	2018	2017
Net asset value at
beginning of year	$26.08	$24.48	$23.43	$23.58	$23.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss) [1]	0.05	0.10	0.42	0.11	(0.04)
Net realized and unrealized
gain (loss) on investments	8.88	1.82	0.90	(0.26)	0.25
Total from
investment operations	8.93	1.92	1.32	(0.15)	0.21

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.32)	(0.27)	—	—
Total distributions	(0.12)	(0.32)	(0.27)	—	—
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00

Net asset value
at end of year	$34.89	$26.08	$24.48	$23.43	$23.58

Total return	34.39%	7.93%[3]	5.83%	(0.64)%	0.90%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end
of year (millions)	$107.0	$84.0	$94.3	$109.5	$208.2
Portfolio turnover rate	13%	32%	8%	13%	14%

Ratio of expenses to
average net assets	1.10%	1.11%	1.11%	1.10%	1.10%
Ratio of net investment
income (loss) to
average net assets	0.15%	0.44%	1.81%	0.47%	(0.16)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2021

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values in accordance with policies approved by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then the closing price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in accordance with policies approved by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2021. See the Schedule of Investments for the industry and security type breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$94,077,444	$—	$—	$94,077,444
Preferred Stocks	980,185	—	—	980,185
U.S. Government
Securities	—	9,999,373	—	9,999,373
Miscellaneous
Securities	—	258,735	—	258,735
Total Investments
in Securities	$95,057,629	$10,258,108	$—	$105,315,737

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure  to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

Statement of Assets & Liabilities

Fair values of derivative instruments as of November 30, 2021:

	Asset Derivatives as of November 30, 2021		Liability Derivatives as of November 30, 2021
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts:	Investments in
Put Options Purchased	securities, at value	$154,000	None	$ —
Call Options Purchased	Investments in
	securities, at value	$104,735	None	$ —

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2021:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Call Options	Gain (Loss) on Investments,
Purchased	Purchased Options
	& Foreign Currency	$ —	$ (53,178)

Equity Contracts:	Realized and Unrealized
Put Options	Gain (Loss) on Investments,
Purchased	Purchased Options
	& Foreign Currency	$(880,395)	$122,867

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of the Fund’s fiscal year-ended November 30, 2021, the Fund had short-term capital loss carryovers of $2,367,825 and long-term capital loss carryovers of $1,915,377, with unlimited expiration. As of November 30, 2021, the capital loss carryover utilized in the current year was $1,556,394.

As of November 30, 2021, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. As of November 30, 2021, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2021 the following adjustments were made:

Distributable (accumulated)
earnings (losses)	Paid-in Capital
$—	$—

The permanent differences primarily relate to Section 988 foreign currency gains and losses.

E.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends from REITs and MLPs generally are comprised of ordinary income, capital gains

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

F.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

H.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

K.	Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume when in use for the year ended November 30, 2021:

Average notional value of:
Options purchased	$13,338,056

L.
Recently Issued Accounting Pronouncements. In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently evaluating the impact, if any, of this provision.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may limit the Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. The Fund is currently assessing the potential impact of the new rule on the Fund’s financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. The Fund is currently evaluating the impact, if any, of applying this provision.

M.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statement were issued. The Fund declared a distribution from net investment income on securities payable on December 10, 2021. The distribution amount for the Fund was as follows:

Net Investment Income
$148,223 ($0.04840 per share)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the year ended November 30, 2021, is disclosed in the Statement of Operations.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the year ended November 30, 2021, is disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the year ended November 30, 2021, were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$10,950,920	$17,329,108

There were no purchases or sales/maturities of long-term U.S. Government securities for the year ended November 30, 2021.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2021 (estimate), and the year ended November 30, 2020, was as follows:

	November 30, 2021	November 30, 2020
Ordinary income	$382,219	$1,225,618

As of November 30, 2021, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$54,795,740
Gross tax unrealized appreciation	51,660,186
Gross tax unrealized depreciation	(1,140,189)
Net unrealized appreciation (depreciation)	50,519,997
Undistributed ordinary income	148,223
Undistributed long-term capital gain	—
Total distributable earnings	148,223
Other accumulated gain/(loss)	(4,374,714)
Total accumulated gain/(loss)	$46,293,506

NOTE 6 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

GoodHaven Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of GoodHaven Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of GoodHaven Fund (the “Fund”), a series of GoodHaven Funds Trust, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 25, 2022

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2021 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and support services fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 – November 30, 2021).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2021 (Unaudited) (Continued)

ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only  and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2021 –
	June 1, 2021	November 30, 2021	November 30, 2021 [1]
Actual	$1,000.00	$1,075.50	$5.72
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.55	$5.57

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the half-year period).

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a special meeting held on November 29, 2021 the Board of Trustees of the Trust (the “Board”) (which is comprised of five persons, three of whom are Interested Trustees, as defined under the Investment Company Act of 1940) considered and approved an Investment Advisory Agreement (the “Advisory Agreement”) for the GoodHaven Fund (the “Fund”) between the GoodHaven Funds Trust (the “Trust”) and GoodHaven Capital Management, LLC (the “Advisor”).  At the meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement.

Nature, Extent and Quality of Service. The Board, including the Independent Trustees, noted that the Advisor will continue to provide all investment research and analysis, portfolio management and execution decisions for the Fund. The Board reviewed the background information of the key investment personnel who will be responsible for servicing the Fund. The Board recognized that the managing member of the portfolio has over 25 years of experience in executive management positions with various advisory firms as well as a decades-long successful career as an analyst and portfolio manager. Securities research involves a variety of activities, including, but not limited to, review of financial statements, analyst reports, interviews with executives, customers, and suppliers, review of analyst reports, retention of third-party research personnel where the Adviser believes additional value can be added, and other activities and their services are conducted in a professional and high-quality manner, consistent with industry practices. The Board discussed the Advisor’s risk management policies and procedures to manage and control the risks associated with providing investment advisory services to the Fund. The Board noted that the Advisor maintains controls in place to minimize risks associated with trading, allocations, trade reviews, conflicts of interest and other risks. The Advisor also has specific statutory guidelines with respect to portfolio concentration as well as internal guidelines designed to limit risks attributable to a single security. The Board concluded that the Advisor continues to provide a high quality of service to the Fund for the benefit of the Fund and its shareholders.

Performance of the Fund. The Board reviewed the performance of the Fund and discussed the performance relative to its peer group, Morningstar category and index. Mr. Pitkowsky noted as previously described to the Board that from inception in April 2011 through May 31, 2014 the Fund either matched or exceeded most broad equity indexes despite large cash inflows and a substantial cash balance during a period of mostly rising markets. The Board recognized that overall returns to date were colored by a period from mid-2014 through the end of 2015 where the Fund materially underperformed large-cap equity indexes due to a record

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

percentage decline in certain equities with commodity exposure in which the Fund held investments.  During the initial period, the Fund matched or exceeded most equity indexes despite very large cash inflows during a period of rising markets, far exceeding returns on most hedge funds and low-risk alternatives, and generated an absolute return of 13.43% annualized during a period of zero interest rates.  The second period suffered weak absolute and relative performance.  In the second period, we suffered weak absolute and relative performance (-23.55% vs the S&P 500 Index +11.56%), which the Advisor believes may be attributable to a few specific securities and non-recurring factors, notably, the worst-ever two-year decline in oil prices, a rapid strengthening of the U.S. dollar, and an increase in regulatory activity in the mortgage servicing business. Following that period, the Fund showed positive returns (+22.58% vs the S&P 500 Index +54.57%) through June 20, 2019 that lagged below some equity indexes (largely due to a sizeable cash holding) but which exceeded short-term low-risk fixed income and most hedge funds. Moreover, this period encompassed large overall outflows from the Fund, making portfolio management much more difficult, which is believed to have also affected performance as can be seen by comparison to similarly managed accounts. Industry conditions have been unusually hostile to active managers in recent years, including a tremendous industrywide shift in assets from active to passive funds. The Advisor’s recent performance has materially improved on a relative and absolute basis which the Advisor believes points to an improved internal investment process, astute portfolio moves made during the spring of 2020 market declines, and to a smaller extent some industry mean reversion stylistically. In calendar year 2020, we are pleased to have been listed in the Wall Street Journal’s monthly “Category Kings” tables versus our peers for 10 out of the 12 months. Year to date (YTD) through November 30, 2021 the GoodHaven Fund is up 30.19% vs. the S&P 500 Index which is up 23.18%.  The Board remains confident in the Fund and its strategies and expects positive long-term performance. After further discussion, the Board concluded that current performance of the Fund, taken as a whole and given external conditions, was reasonable and that they expected future performance to benefit the Fund and its shareholders.

Investment Advisory Fee and Expenses. The Board discussed the current advisory fee paid by the Fund. The Board agreed that the advisory fee structure was fair and competitive in comparison to many funds within its peer group. Additionally, the Independent Trustees recognized that the fee levels are appropriate, given the Fund’s size, history, performance and operations. After further discussion, the Board concluded that the proposed advisory fee was reasonable with respect to the Fund.

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Economies of Scale. The Board considered the economies of scale and noted that the Fund has yet to achieve a sufficient amount of assets to warrant a discussion on economies of scale. Further, the Board noted that the Fund had set fees at inception anticipating scale benefits that have not yet occurred, causing the Advisor to bear early losses which it did not seek to recover from the Fund and benefitting shareholders despite the lack of scale. The Advisor agreed with the Board that they should consider breakpoints when asset levels for the Fund reach appropriate levels. After discussion, the Trustees agreed that based on the current size of the Fund, it does not appear that economies of scale have not been reached at this time; however, the matter would be revisited in the future should the size of the Fund increase materially. The Advisor noted that it is unaware of any shareholder or prospective shareholder ever taking issue with the Fund’s fees.

Profitability. The Board reviewed the Advisor’s financial statements and allocation of expenses. The Board noted that the Advisor receives an advisory fee of 0.90% and a support servicing fee of 0.20% for a total fee of 1.10% from the Fund, which is a comparable fee to the Fund’s peer group. After discussion, the Trustees concluded that the Advisor’s current profitability was not excessive and, therefore, intends that the Advisor’s profitability with respect to the Fund is reasonable.

Conclusion. Having requested and received information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and after considering the Gartenberg factors with the assistance and advice of counsel, the Board concluded that the fee structure is fair and reasonable and that approval of the investment advisory agreement is in the best interests of the shareholders.

GoodHaven Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated the Advisor’s Chief Executive Officer to serve as the administrator of the program. The Program Administrator conducts the day-to-day operation of the program pursuant to the Advisor’s policies and procedures. Under the program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors. The Board reviewed a report prepared by the Advisor regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the Program Administrator provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
	Position	and		in New Fund	Directorships
	with	Length		Complex	Held During
Name, Address	the New	of Time	Principal Occupation	Overseen by	the Past
and Age	Trust	Served	During Past Five Years	Trustees	5 Years
Independent Trustees of the Trust

Richard A. Conn, Jr.	Trustee	Indefinite	Managing Partner,	1	None
c/o GoodHaven Capital		Term;	Innovate Partners LLC
Management LLC		Since	(private investment
374 Millburn Avenue,		January	company) (2009 to present)
Suite 306		2016
Millburn, NJ 07041
Born: 1957

Bruce A. Eatroff	Trustee	Indefinite	Founding Partner, Halyard	1	None
c/o GoodHaven Capital		Term;	Capital (private equity firm)
Management LLC		Since	(2006 to present)
374 Millburn Avenue,		January
Suite 306		2016
Millburn, NJ 07041
Born: 1963

Steven H. Tishman	Trustee	Indefinite	Managing Director and	1	Director,
c/o GoodHaven Capital		Term;	Global Head of Mergers		Acushnet
Management LLC		Since	and Acquisitions Group,		Holdings
374 Millburn Avenue,		January	Houlihan Lokey (global
Suite 306		2016	investment bank)
Millburn, NJ 07041
Born: 1957

Interested Trustees and Officers of the Trust

Larry Pitkowsky	Trustee,	Indefinite	Managing Partner and	1	None
c/o GoodHaven Capital	President	Term;	Portfolio Manager,
Management LLC	and	Since	GoodHaven Fund and
374 Millburn Avenue,	Chairman	January	GoodHaven Capital
Suite 306		2016	Management, LLC
Millburn, NJ 07041			(Advisor) (Since
Born: 1964			December 2, 2019);
Co-Portfolio Manager of
GoodHaven Fund and
Co-Managing Partner of
GoodHaven Capital
Management (2010 to
December 1, 2019)

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
	Position	and		in New Fund	Directorships
	with	Length		Complex	Held During
Name, Address	the New	of Time	Principal Occupation	Overseen by	the Past
and Age	Trust	Served	During Past Five Years	Trustees	5 Years
Lynn Iacona	Secretary	Indefinite	Director of Operations,	N/A	None
c/o GoodHaven Capital	and	Term;	GoodHaven Capital
Management LLC	Treasurer	Since	Management LLC
374 Millburn Avenue,		December	(Advisor)
Suite 306		2019
Millburn, NJ 07041
Born: 1972

Bernadette Murphy	Chief	Indefinite	Director, Vigilant	N/A	None
Vigilant	Compli-	Term;	Compliance, LLC from
Compliance, LLC	ance	Since	July 2018 to present;
374 Millburn Avenue,	Officer	December	Director of Compliance
Suite 306		2019	and Operations, B. Riley
Milburn, NJ 07041			Dialectic Capital
Born: 1964			Management, LLC from
April 2017 to July 2018;
Chief Compliance
Officer, Dialectic Capital
Management, LP from
October 2015 to April
2017; Vice President
Administration/
Compliance Manager
from 2013 to 2015,
Dialectic Capital
Management, LLC

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-PORT. The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-PORT is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited) (Continued)

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the year ended November 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2021 was 100.00%.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—
information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

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GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-OK-GOODX
(1-855-654-6639)

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
BLANK ROME LLP
1271 Avenue of the Americas
New York, New York 10020

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 38217G103

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Steven Tishman is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

GoodHaven Fund
	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	$19,000	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

GoodHaven Fund
Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial and Accounting Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GoodHaven Funds Trust

By (Signature and Title)      /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date    February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date    February 2, 2022

By (Signature and Title)      /s/Lynn Iacona
Lynn Iacona, Treasurer and Principal Financial Officer

Date    February 2, 2022

* Print the name and title of each signing officer under his or her signature.